UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April [6], 2006

                             BED BATH & BEYOND INC.
             (Exact name of registrant as specified in its charter)

       New York                         0-20214                11-2250488
----------------------------        ----------------       --------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation)                      File Number)         Identification No.)

        650 Liberty Avenue                                      07083
        Union, New Jersey
---------------------------------------------------        ----------------
   (Address of principal executive offices)                   (Zip Code)

   (Registrant's telephone number, including area code)      (908) 688-0888


                                 Not Applicable
         (Former name or former address, if changed since last report)

     Check the   appropriate  box  below  if  the  Form  8-K  filing  is
     intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]  Written  communications  pursuant to Rule 425 under the  Securities
     Act (17 CFR 230.425)

     [   ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

     [   ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)
     under  the Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)
     under  the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR


On April 6, 2006, the Board of Directors of Bed Bath & Beyond, Inc. (the "Company") amended the Company's Bylaws, effective as of April 6, 2006 (the "Amended Bylaws"). The following is a summary of the substantive changes effected by the Amended Bylaws.

The Bylaws were amended in the following respects:

   o To identify who is authorized to call a special meeting of the shareholders;

   o To identify who is authorized to call a special meeting of the Board of Directors;

   o To identify who is authorized to fix the times and dates for the regular meetings of the Board of Directors;

   o To set forth the power of the Board of Directors to delegate to the Chairman and Chief Executive Officer the authority to appoint and remove certain officers and to prescribe the duties of such officers; and

   o To clarify the duties and acts of the Chief Executive Officer and President.

Additional changes were made to the Bylaws that were not material in nature. The Amended Bylaws are attached as Exhibit 3.1 to this Form 8-K

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS:

        EXHIBIT NO.                DESCRIPTION
        Exhibit 3.1                Amended Bylaws of Bed Bath & Beyond Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BED BATH & BEYOND INC.

Date:  April 11, 2006

                                        By: /s/ Eugene A. Castagna
                                            -----------------------------------
                                            Name: Eugene A. Castagna
                                            Title: Chief Financial Officer and
                                            Treasurer